                   SECURITY AGREEMENT dated as of September 30, 1997, among HUNTSMAN PACKAGING CORPORATION, a Utah corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).


         Reference is made to (a) the Credit Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and (b) the Guarantee Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), between the Guarantors and the Administrative Agent.

         The Lenders have agreed to make Loans to the Borrower, and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower in an amount up to $250,000,000, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at matu-rity, by acceleration, upon one or more dates set for prepayment or otherwise,
(ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all obligations of the Borrower monetary or otherwise, under each Hedging Agreement entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into and (d) the due and punctual payment of all monetary obligations of the Borrower (but not in excess of $5,000,000 in the aggregate) under any domestic overdraft facilities entered into by the Borrower including, but not limited to, the Line of Credit Agreement and Automatic Borrowing Service Agreement entered into with Mellon Bank, N.A. (all the monetary and other obligations described in the preceding clauses (a) through (d) being collectively called the "Obligations").

         Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                   ARTICLE I

                                  Definitions

         SECTION 1.1. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

         Section 1.2. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings.

         "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

         "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

         "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

         "Collateral" shall mean all (a) Accounts Receivable, (b) Documents,
(c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts and (g) Proceeds; provided, however, that Collateral shall not include property or assets which are subject to a purchase money security interest or other similar interest, including but no limited to a Capital Lease

Obligation, the terms of which prohibit the granting of a security interest to any other creditor.

         "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

         "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II.

         "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Documents" shall mean all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

         "Equipment" shall mean all equipment, furniture and furnishings, including tools, parts and supplies of every kind and description, and all improvements. accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

         "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements but excluding contract rights in contracts which prohibit assignment or the granting of a security interest), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts Receivable.

         "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, nay of the foregoing.

         "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter required, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

         "License" shall mean any Patent License, Trademark License, Copyright License or other franchise agreement, license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those agreements in existence on the date hereof and listed on Schedule III and those agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

         "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark how or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any

License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and(b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agents, (c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to an Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document, (g) any lender under any domestic overdraft facility entered into by the Borrower (but only tot he extent the aggregate amount outstanding under all such facilities does not exceed $5,000,000) including, but not limited to, Mellon Bank, N.A., pursuant tot he Line of Credit Agreement and Automatic Borrowing Service Agreement entered into with the Borrower, and (h) the permitted successors and assigns of each of the foregoing.

         "Security Interest" shall have the meaning assigned to such term in
Section 2.1.

         "Trademark License" shall mean nay written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under such agreement.

         "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles or like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States, and all exten-sions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights, and interests that uniquely reflect or embody such goodwill.

         SECTION 1.3. Rules of Interpretation. The rules of interpretation specified in Section 1.3 of the Credit Agreement shall be applicable to this Agreement.


                                   ARTICLE II

                               Security Interest


         Section 2.1. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, it successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). without limited the foregoing,t he Collateral Agent is hereby authorized to file one or more financing statements, continuation is hereby authorized to file one or more financing statement, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (but, prior to the occurrence of any Event of Default or Default, the Collateral Agent shall provide notice of such filing to such Grantor), and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

         SECTION 2.2. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, and obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                  ARTICLE III

                         Representations and Warranties


         The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

         SECTION 3.1. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

         SECTION 3.2. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code therein is correct and complete. Fully executed Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings, recordings and registrations required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, United States Trademarks and United States Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof), and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under appli-cable law with respect to the filing of continuation statements and such filings, recordings and registrations as may be necessary to perfect the Security Interest as a result of any event described in Section 5.3 of the Credit Agreement.

         (b) Each Grantor ensures that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C.
Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and no further or subsequent filing,refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks, and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

         SECTION 3.3. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.2 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant tot he Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral in which a security interest may be perfected in the United States Patent and Trademark Office and the United States Copyright Office upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. Section 261 or 15 U.S.C. Section 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C
Section 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.3 of the Credit Agreement.

         SECTION 3.4. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.3 of the Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral in the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.3 of the Credit Agreement.

                                   ARTICLE IV

                                   Covenants

         SECTION 4.1. Records. Each Grantor agrees to maintain, at its own costs and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to in-clude complete accounting records indicating all payments and proceeds received with respect to an y part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

         SECTION 4.2. Protection of Security. Each Grantor shall, at its own costs and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.3 of the Credit Agreement.

         SECTION 4.3. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assured, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

         Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agents, with prompt notice thereof tot he Grantors, to supplement this Agreement by supplementing Schedules II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within thirty (30) days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writ-ing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within thirty (30) days after the date it has been notified by the collateral Agent of the specific identification of such Collateral.

         SECTION 4.4. Inspection and Verification. Subject to the limitations set forth in Section 5.09 of the Credit Agreement, the Collateral Agent and such Persons as the collateral Agent may reasonably designate shall have the right, at the Grantors' own costs and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies form such records) and the premises upon which any of the Collateral is located, to discuss the Grantor's affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third part, by contacting Account Debtors or the third person possessing such Collateral for the purposes of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

         SECTION 4.5. Taxes; Encumbrances. At it option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed ont he Collateral and not permitted pursuant to Section 6.3 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.5 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         SECTION 4.6. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest tot he Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

         SECTION 4.7. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral , all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

         SECTION 4.8. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.3 of the Credit Agreement. Unless and until the Collateral Agent shall notify the Grantors that (i) an Event of Default shall have occurred and be continuing and (ii) during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time, other than Inventory that is in transit by any means, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and each Grantor shall use its best efforts to obtain a written agreement in form and substance reasonably satisfactory to the Collateral Agent to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent, and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

         SECTION 4.9. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions,credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

         SECTION 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.7 of the Credit Agreement. Each Grantor irrevocable makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of any Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insur-ance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems reasonably advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

         SECTION 4.11. Legend. Each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference tot he fact that such Accounts Receivable have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

         SECTION 4.12. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material tot he conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees, to the extent practical le, that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

         (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration tot he extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

         (d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination and development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes (and, prior to the occurrence of any Event of Default or Default, such Grantor shall be notified of such filing), all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applica-tions for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

         (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                   ARTICLE V

                               Power of Attorney

         Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part hereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on an invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Accounts Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor or any Grantor or (unless such action is the result of gross negligence or willful misconduct) to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    Remedies

         SECTION 6.1. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property , on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing or contractual arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purposes of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the Grantors ten (10) days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale,s hall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion ) determine. The Collateral Agent sh all not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice,be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed received.

         SECTION 6.2. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

              FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document.

              SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

              THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge tot he purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer to be answerable in any way for the misapplication thereof.

         SECTION 6.3. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to the extent that such license does not violate any then existing licensing arrangements (to the extent that waivers cannot be obtained) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and sufficient rights of quality control in favor of Grantor to avoid the invalidation of the Trademarks subject to the license. The use of such license by the Collateral Agent shall be exercised, at the option of that Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                  ARTICLE VII

                                 Miscellaneous

         SECTION 7.1. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.1 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Borrower.

         SECTION 7.2. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument,
(c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

         SECTION 7.3. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be consider to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 7.4. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer Collateral (and any such assignment or transfer shall be void) except as expressly contemplated in this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

         SECTION 7.5. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 7.6. Collateral Agent's Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv)the failure of any Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claims, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a part thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.6 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 7.6 shall be payable on written demand therefor.

         SECTION 7.7. GOVERNING LAW, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7.8. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement.

         SECTION 7.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (CERTIFIED THAT NO OTHER REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED , EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9.

         SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.4), and shall become effective as provided in Section 7.4. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 7.12.Headings. Article and Section headings used herein are for the purpose of reference only, are not part of hiis Agreement and are not to affect the construction of, or to be take into consideration in interpreting, this Agreement.

         SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York Sate or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

         (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State court or Federal court of the United States of America sitting in New York City, Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to service process in any other manner permitted by law.

         SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an affiliate of the borrower in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

         SECTION 7.15. Additional Guarantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a

Grantor herein. The execution and delivery of any such instrument sh all not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a part to this Agreement.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                                            HUNTSMAN PACKAGING CORPORATION,


                                            By: _________________________
                                            Name:
                                            Title:

                                            EACH OF THE GUARANTORS LISTED ON
                                            SCHEDULE I HERETO:

                                            By: __________________________
                                            Name:
                                            Title:


                                            THE CHASE MANHATTAN BANK, as
                                            Collateral Agent,

                                            By: ___________________________
                                            Name:
                                            Title:  Authorized Officer

                                                           (Security Agreement)


                                   SCHEDULE I


                                   Guarantors


1.  Huntsman Deerfield Films Corporation
2.  Huntsman United Films Corporation
3.  Huntsman Preparatory Inc.
4.  Huntsman Container Corporation International
5.  Huntsman Packaging Georgia, Inc.
6.  Huntsman Film Products of Mexico, Inc.
7.  Huntsman Bulk Packaging Corporation

                                                           (Security Agreement)


                                  SCHEDULE II


                                   Copyrights



                                      None

                                                           (Security Agreement)


                                  SCHEDULE III


                                    Licenses



Huntsman Film Products Corporation/FMC Corporation, March 1, 1997

Huntsman Film Products Corporation/Saltech Inc., August 25, 1993

Huntsman Film Products Corporation/Saltech Inc., Amendment, July 15, 1994

Huntsman Film Products of Canada Ltd./984427 Ontario Limited, August 25, 1993

Huntsman Film Products of Canada Ltd./984427 Ontario Limited, Amendment, July 15, 1994

Huntsman Film Products Pty. Ltd./First Green Park Pty., Ltd. and Eighth Milieu Nominees Pty. Ltd. (Integrated Packaging), Sub-License, October 7, 1994

Huntsman Film Products GMBH/G.+L. Heikaus Kunststoffverarbeitung und Verpackungen GMBH, Sub-License, January 31, 1995

Huntsman Film Products Corporation-USA/G.+L. Heikaus Kunststoffverarbeitung und Verpackungen GMBH, Sub-License, June 1, 1995

Huntsman Design Products Corporation/A. Dean Garrett, January 1, 1995

Huntsman Film Products Corporation/Tycon Proprietary Limited, June 29, 1992

Huntsman Film Products Corporation/Tycon Proprietary Limited, Technical and Trademark Agreement, June 29, 1992

Huntsman Film Products Corporation/Tycon Proprietary Limited, Supplement to Technical and Trademark Agreement, June 29, 1992

Huntsman Film Products Corporation/Tycon Proprietary Limited, Amendment of Technical and Trademark Agreement, June 29, 1992

Huntsman Container Company Limited/Reedy International Corporation, March 28,
1995

Huntsman Ipex/Ipex Bulk System International Pty. Ltd., 1994

Huntsman Group Intellectual Property Holdings Corporation/Huntsman Packaging Corporation, December 30, 1996

                                                           (Security Agreement)


                                  SCHEDULE IV

                                    Patents

                         HUNTSMAN PACKAGING CORPORATION
                   (F/K/A HUNTSMAN FILM PRODUCTS CORPORATION)
                      U.S. PATENTS AND PATENT APPLICATIONS

-------------------------------------------------------------------------------------
PATENT    ISSUE DATE   EXPIRES   SERIAL  FILING    DOCKET   RELEASE       COMMENTS
NUMBER                           NUMBER  DATE      NUMBER
-------------------------------------------------------------------------------------
4230607   28OC1980     16JA1998  869878  16JA1978  81357    State Street
                                                            Bank
-------------------------------------------------------------------------------------
4230774   28OC1980     21FE1998  879824  21FE1978  81358    State Street
                                                            Bank
-------------------------------------------------------------------------------------
4362835   07DE1982     08DE2000  213806  08DE1980  81359    State Street
                                                            Bank
-------------------------------------------------------------------------------------
4746689   24MY1988     21JL2006  887481  21JL1986  81360    State Street
                                                            Bank
-------------------------------------------------------------------------------------
4923750   08MY1990     30DE2007  139776  30DE1987  90048A   State Street
                                                            Bank
-------------------------------------------------------------------------------------
5116677   26MY1992     05DE2009  446219  05DE1989  90048B   State Street
                                                            Bank
-------------------------------------------------------------------------------------
4168354   18SE1979     07N01997  849371  07N01977  81356                  Will expire
                                                                          1997
-------------------------------------------------------------------------------------
4095730   20JE1978     22AU1997  826501  22AU1977  81355                  Expired
-------------------------------------------------------------------------------------

                      HUNTSMAN DEERFIELD FILMS CORPORATION
                      U.S. PATENTS AND PATENT APPLICATIONS

------------------------------------------------------------------------------------------------
PATENT    ISSUE DATE   EXPIRES     SERIAL         FILING     DOCKET    RELEASE    COMMENTS
NUMBER                             NUMBER         DATE       NUMBER
------------------------------------------------------------------------------------------------
  -            -                 Not yet as-     7/15/97     81431
                                   signed
------------------------------------------------------------------------------------------------
  -            -                 Not yet as-     8/12/97     81432                Regular
                                   signed                                         utility
                                                                                  patent
                                                                                  application
                                                                                  filed on
                                                                                  8/12/97
                                                                                  upon expi-
                                                                                  ry of pro-
                                                                                  visional
                                                                                  application
------------------------------------------------------------------------------------------------

                         HUNTSMAN PACKAGING CORPORATION
                      U.S. PATENTS AND PATENT APPLICATIONS

----------------------------------------------------------------------------------------------
PATENT    ISSUE DATE    EXPIRES      SERIAL   FILING       DOCKET      RELEASE     COMMENTS
NUMBER                               NUMBER   DATE         NUMBER
----------------------------------------------------------------------------------------------
   -         -             -         510286   8/2/95       81335-1
----------------------------------------------------------------------------------------------
5526934   6/18/96       4/29/2014    235499   4/29/94      81344
----------------------------------------------------------------------------------------------
5495946   3/5/96        3/29/2014    358736   12/19/94     81344-C1
----------------------------------------------------------------------------------------------
   -         -             -         504894   7/20/95      81346
----------------------------------------------------------------------------------------------
5537923   7/23/96       5/24/2015    449704   5/24/95      81347
----------------------------------------------------------------------------------------------

                       HUNTSMAN UNITED FILMS CORPORATION
                      U.S. PATENTS AND PATENT APPLICATIONS

------------------------------------------------------------------------------------------
PATENT     ISSUE DATE     EXPIRES      SERIAL    FILING    DOCKET    RELEASE   COMMENTS
NUMBER                                 NUMBER    DATE      NUMBER
------------------------------------------------------------------------------------------
   -            -            -         478196    6/7/95    81427
------------------------------------------------------------------------------------------

                         HUNTSMAN PACKAGING CORPORATION
                   (F/K/A HUNTSMAN FILM PRODUCTS CORPORATION)
                      U.S. PATENTS AND PATENT APPLICATIONS

----------------------------------------------------------------------------------------------
PATENT    ISSUE DATE    EXPIRES    SERIAL       FILING     DOCKET     RELEASE    COMMENTS
NUMBER                             NUMBER       DATE       NUMBER
----------------------------------------------------------------------------------------------
5522690   04JE1996      11MY2015   438782       11MY1995   81348
----------------------------------------------------------------------------------------------
   -          -             -      641899       02MY1996   81348-C1
----------------------------------------------------------------------------------------------
   -          -             -      60/037907    11FE1997   81430                 Provisional
                                                                                 application
----------------------------------------------------------------------------------------------

                         HUNTSMAN PACKAGING CORPORATION
                   (F/K/A HUNTSMAN POLYPROPYLENE CORPORATION)
                 UNITED STATES PATENTS AND PATENT APPLICATIONS

-------------------------------------------------------------------------------
  DOCKET       PATENT    GRANT DATE     APPLICATION    APPLICATION   EXPIRATION
  NUMBER       NUMBER                     NUMBER           DATE         DATE
-------------------------------------------------------------------------------
  21682      4,310,639    1/12/82         505,227        10/26/65    1/12/1999
-------------------------------------------------------------------------------
  45123      4,297,465    10/27/81        201,955        10/29/80    10/29/2000
-------------------------------------------------------------------------------
  46814      4,378,451    3/29/83         301,921        9/14/81     9/14/2001
-------------------------------------------------------------------------------
  49177      4,526,919     7/2/85         625,332        6/27/84     6/27/2004
-------------------------------------------------------------------------------
  49178      4,528,312     7/9/85         625,331        6/27/84     6/27/2004
-------------------------------------------------------------------------------
  57262      5,037,888     8/6/91         433,818        11/9/89     11/9/2009
-------------------------------------------------------------------------------
  60390      5,198,497    3/30/93         814,166        12/30/91    12/30/2011
-------------------------------------------------------------------------------
 63415-C1                                 611,480         3/5/96
-------------------------------------------------------------------------------
  66087                                   040,050        3/30/93
-------------------------------------------------------------------------------
  67460      5,414,063     5/9/95         040,049        3/30/93     3/30/2013
-------------------------------------------------------------------------------
 81406-C1    4,276,400    6/30/81         048,209        6/13/79     6/30/1998
===============================================================================

HUNTSMAN PACKAGING CORPORATION

(f/k/a Huntsman Polypropylene)

Huntsman Polypropylene Corporation
ADPRO                                                         USA
       Reg. No.:                 1,753,498                 1993/02/23
       App. No.:                 74/291,441                1992/07/06
       Renewal Due:              2003/02/23
       Action Due:               Affidavit of Use          1999/02/23


-------------------------------------------------------------------------------

Huntsman Polypropylene Corporation
HUNTSMAN POLYPROPYLENE CORPORATION                            USA

       Reg. No.:                 1919111                   1995/09/19
       App. No.:                 473597                    1993/12/28
       Renewal Due:              2005/09/19
       Action Due:               Affidavit of Use          2001/19/19

-------------------------------------------------------------------------------

                                                           (Security Agreement)


                                   SCHEDULE V


                                   Trademarks

                         HUNTSMAN PACKAGING CORPORATION
                   (F/K/A HUNTSMAN FILM PRODUCTS CORPORATION)
                   U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

-------------------------------------------------------------------------
MARK             REG. NO.    REG. DATE      SERIAL NO.     FILING DATE

-------------------------------------------------------------------------
CHEEZFILM        1857675     10/11/1994     74/450529      10/21/1993

-------------------------------------------------------------------------
CASTFLEX            -            -          75/154199      08/22/1996

-------------------------------------------------------------------------
ARCTICWRAP       1564492     11/07/1989     73/785713      03/10/1989

-------------------------------------------------------------------------
CHOICE-WRAP      857929      10/01/1968     72/266325      03/09/1967

-------------------------------------------------------------------------
ELASTIFILM       1100744     08/29/1978     73/158208      02/08/1978

-------------------------------------------------------------------------
FRY-PAK          1959770     03/05/1996     74/563535      08/19/1994

-------------------------------------------------------------------------
OMNIFILM         1208308     09/14/1982     73/339450      11/30/1981

-------------------------------------------------------------------------
PERMA-BLOCK      1947873     01/16/1996     74/435949      09/15/1993

-------------------------------------------------------------------------
PHASE PLUS       1916417     09/05/1995     74/579970      09/29/1994

-------------------------------------------------------------------------
PRIME-WRAP       819118      11/22/1966     72/239517      02/24/1966

-------------------------------------------------------------------------

-------------------------------------------------------------------------
MARK             REG. NO.    REG. DATE      SERIAL NO.     FILING DATE

-------------------------------------------------------------------------
TOUGH-GUARD      987894      07/09/1974     72/460278      06/14/1973

-------------------------------------------------------------------------
VITAFILM         422922      08/20/1946     71/479120      01/29/1945

-------------------------------------------------------------------------
VITAFRESH        1185722     01/12/1982     73/257088      04/07/1980

-------------------------------------------------------------------------
VITASPENSER      2049615     04/01/1997     74/619153      01/09/1995

-------------------------------------------------------------------------
VITAWRAP         839152      11/21/1967     72/620546      12/12/1966

-------------------------------------------------------------------------
WINWRAP          1882217     03/07/1995     74/487444      02/07/1994
-------------------------------------------------------------------------

-------------------------------------------------------------------------
MARK              REG. NO.     REG. DATE      SERIAL NO.    FILING DATE

-------------------------------------------------------------------------
SECURALL          1381419      2/4/86         73/547573     7/12/85

-------------------------------------------------------------------------
CO-EX PLASTICS    1539303      5/16/89        73/730779     5/26/88

-------------------------------------------------------------------------

                       HUNTSMAN UNITED FILMS CORPORATION
                   U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

---------------------------------------------------------------------
MARK         REG. NO.     REG. DATE     SERIAL NO.     FILING DATE

---------------------------------------------------------------------
UNIVOH       2077576      7/8/97        75/149426      8/13/96

---------------------------------------------------------------------

                      HUNTSMAN DEERFIELD FILMS CORPORATION
                   U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

----------------------------------------------------------------------------
MARK                   REG. NO.    REG. DATE    SERIAL NO.     FILING DATE

----------------------------------------------------------------------------
DEERFIELD PLASTICS
Design                 977946      2/5/74       72/424331      5/15/72

----------------------------------------------------------------------------
STRATA                 1485267     4/19/88      73/681751      8/31/87

----------------------------------------------------------------------------

                         HUNTSMAN PACKAGING CORPORATION
                   (F/K/A HUNTSMAN FILM PRODUCTS CORPORATION)
                   U.S. TRADEMARKS AND TRADEMARK APPLICATIONS

-------------------------------------------------------------------------
MARK           REG. NO.    REG. DATE       SERIAL NO.      FILING DATE

-------------------------------------------------------------------------
BFO            1600830     6/12/90         73/778909       2/6/89

-------------------------------------------------------------------------
DUBL-PAK       852101      7/9/68          72/215251       3/29/65

-------------------------------------------------------------------------
HL             1600831     6/12/90         73/779067       2/6/89

-------------------------------------------------------------------------
POLLY STAR     1602283     6/19/90         73/778903       2/6/89

-------------------------------------------------------------------------
SHO CASE       1678544     3/10/92         73/779093       2/6/89

-------------------------------------------------------------------------

                                                                 Annex 1 to the
                                                             Security Agreement


                                   [Form Of]
                             PERFECTION CERTIFICATE


    Reference is made to (a) the Credit Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the HUNTSMAN PACKAGING CORPORATION, a Utah corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York bank corporation ("Chase"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and (b) the Guarantee Agreement dated as of September 30, 1997 (as supplemented or otherwise modified from time to time, the "Guarantee Agreement") between the Guarantors and the Administrative Agent. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

    The undersigned, a Financial Officer and a Legal Officer, respectively, of the Borrower, hereby certify to the Collateral Agent and each other Secured Party as follows:

    1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

         (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

         (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

         (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

         (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

    2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor                 Mailing Address            County           State
-------                 ---------------            ------           -----


         (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor                 Mailing Address            County           State
-------                 ---------------            ------           -----


         (c) Set forth below opposite the name of each Grantor are all the material places of business of such Grantor not identified in paragraph (a) or
(b) above:

Grantor                 Mailing Address            County           State
-------                 ---------------            ------           -----


         (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor                 Mailing Address            County           State
-------                 ---------------            ------           -----


         (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor                 Mailing Address            County           State
-------                 ---------------            ------           -----


    3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

    4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.16 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such filing search reports.

    5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

    6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

    7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

    8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

    9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by each Subsidiary and all intercompany notes between the Borrower and each Subsidiary of the Borrower and between each Subsidiary of the Borrower and each other such Subsidiary.

    10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by the Borrower to any Subsidiary of the Borrower or made by any Subsidiary of the Borrower to the Borrower or any other Subsidiary of the Borrower, which advances will be on and after the date hereof evidenced by one or more inter-company notes pledged to the Collateral Agent under the Pledge Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Borrower or any Subsidiary of the Borrower.

    11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause
(i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

    IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 30th day of September, 1997.

                                            HUNTSMAN PACKAGING CORPORATION,


                                            by
                                              --------------------------------
                                              Name:
                                              Title: (Financial Officer)

                                            by
                                              --------------------------------
                                              Name:
                                              Title: (Legal Officer)

                                                                 Annex 2 to the
                                                             Security Agreement



                   SUPPLEMENT NO. ___ dated as of , to the Security Agreement dated as of September 30, 1997, among HUNTSMAN PACKAGING CORPORATION, a Utah corporation (the "Borrower"), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Borrower are referred to collectively herein as the "Grantors") and The Chase Manhattan Bank, a New York banking corporation ("Chase") as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

         A. Reference is made to (a) the Credit Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), Chase, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and (b) the Guarantee Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"); between the Guarantors and the Administrative Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

         C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of Security Agreement provides that additional Subsidiaries of the Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 7.15 of Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

         SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

         SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                            [Name of New Grantor],


                                            by
                                              -------------------------------
                                              Name:
                                              Title:
                                              Address:


                                            THE CHASE MANHATTAN BANK,
                                            as Collateral Agent,


                                            by
                                              -------------------------------
                                              Name:
                                              Title:

                                                                     SCHEDULE I
                                                   to Supplement No. ___ to the
                                                             Security Agreement






                             LOCATION OF COLLATERAL
                             ----------------------

       Description                                             Location
       -----------                                             --------